UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 19, 2021

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 19, 2021, La-Z-Boy Incorporated (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). Of the 45,235,611 shares of the Company’s common stock, $1.00 par value, eligible to vote at the Annual Meeting, 41,642,083 shares were present in person or represented by proxy. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1: Election of Directors. Each of the eleven director nominees shown below was elected to serve an annual term until the 2022 annual meeting of shareholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. The voting results were as follows:

Director Nominee	Shares Voted For	Shares Voted Withheld	Broker Non-Votes
Kurt L. Darrow	38,183,970	891,965	2,566,148
Sarah M. Gallagher	38,570,051	505,884	2,566,148
James P. Hackett	38,949,660	126,275	2,566,148
Janet E. Kerr	38,144,349	931,586	2,566,148
Michael T. Lawton	38,929,909	146,026	2,566,148
H. George Levy, MD	37,977,765	1,098,170	2,566,148
W. Alan McCollough	37,957,488	1,118,447	2,566,148
Rebecca L. O’Grady	38,442,847	633,088	2,566,148
Lauren B. Peters	38,926,087	149,848	2,566,148
Dr. Nido R. Qubein	37,986,061	1,089,874	2,566,148
Melinda D. Whittington	38,526,435	549,500	2,566,148

Proposal 2: Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022 was ratified by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
40,393,529	1,229,735	18,819

Proposal 3: Approve, through a non-binding advisory vote, the compensation of the Company’s named executive officers. An advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved as follows:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
37,018,864	2,030,897	26,174	2,566,148

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: August 19, 2021

BY: /s/ Raphael Z. Richmond
Raphael Z. Richmond Vice President, General Counsel and Chief Compliance Officer